Exhibit 10.16
*    Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission. An asterisk within brackets denotes omissions.
Amendment
20070105.006.S.002.A.001
Between
StarTek, Inc.
And
AT&T Services, Inc.

Order No. 20071015.006.S.002
Amendment No. 20070105.006.S.002.A.001
AMENDMENT NO. 1
AGREEMENT NO. 20070105.006.S.002
This Amendment, effective on the date when signed by the last Party, and amending Agreement No. 20070105.006.S.002 is by and between StarTek, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”
WITNESSETH
WHEREAS, Supplier and AT&T entered into Agreement No. 20070105.006.S.002, (the “Agreement”) on April 1, 2007 (the “Effective Date”); and
WHEREAS, the Agreement expired by its terms on March 31, 2008 (“Expiration Date”);
WHEREAS, after such Expiration Date, the Parties continued to perform under the Agreement as if it had not expired, and with the intention of extending its term;
WHEREAS, Supplier and AT&T now desire to revive the Agreement and to extend its term and to formalize the validity and continuation of the Agreement since its Effective Date; and
WHEREAS, Supplier and AT&T also desire to amend the Agreement as hereinafter set forth.
Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:
1.)	The Parties agree to revive the Agreement and to extend its term as set forth below and agree that it shall be deemed to have been in effect continuously since its Effective Date of April 1, 2007. The Parties further agree to ratify all past actions taken between the above-referenced Expiration Date and the date when this Amendment is effective.
2.)	Section III — (A) Term is hereby amended to delete the parenthetical (A); change the end date to March 31, 2009; and to add the following sentence:
“AT&T shall have the right to extend the duration period specified in this Order for up to twelve (12) months by giving Supplier 45 days prior written notice, at prices no greater than those set forth in this Order.”
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

Order No. 20071015.006.S.002
Amendment No. 20070105.006.S.002.A.001
3.)	Section IV is hereby amended to change the contact information for AT&T’s program Invoice Manager to:
[*]
4.)	Section V is hereby amended to replace AT&T’s Program Representative with the following:
[*]
5.)	Section VIII is hereby amended to change the maximum expenditure in the first sentence to [*].
6.)	Section IX PRICING SCHEDULE is here amended to replace the Pricing table with the following:

Description	1 - 40 FTEs		41 - 75 FTEs		76 - 125 FTEs		125+ FTEs
Pricing effective as of 4/1/08	[*] Rate		[*] Rate		[*] Rate		[*] Rate
Service Managers	$	[*]	$	[*]	$	[*]	$	[*]
*Training [*]	$	[*]	$	[*]	$	[*]	$	[*]
Holidays		[*]		[*]		[*]		[*]
7.)	Section X is hereby added and made part of this Order.

“X.	Name of Affiliate Ordering Services:
AT&T Operations, Inc”
8.)	Attachment A — Statement of Work, Section A. Program Description is herby amended to change “Customer Services Managers (“CSM”)” to “Service Managers”. All references to CSM in this Order shall now mean Service Managers.
9.)	Attachment A — Statement of Work, Section D Staffing is hereby amended deleted and replaced with the following:
“Supplier shall provide [*] Service Manager dedicated resources to perform the work pursuant to the “Role Description” and “Knowledge and Skill Requirements” set forth in Section A as they pertain to the AT&T’s TIER III Service Management Function. AT&T reserves the right at anytime, in its sole discretion, to increase or decrease the number of Service Managers by providing written notice to Supplier, for any reason whatsoever, including without limitation the following conditions: performance issues and/or changes in volume growth.”
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

Order No. 20071015.006.S.002
Amendment No. 20070105.006.S.002.A.001
The terms and conditions of Agreement No. 20070105.006.S.002 in all other respects remain unmodified and in full force and effect.
IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 20070105.006.S.002 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

StarTek, Inc.	AT&T Services, Inc.

By: /s/ A.L. Jones	By: /s/ Keith Connolly

Printed Name: A.L. Jones	Printed Name: Keith Connolly
Title: CEO	Title: Vice President, Global Strategic Sourcing
Date: 6/27/08	Date: May 30, 2008

On behalf of AT&T Operations, Inc.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

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